Herzfeld Credit Income Fund, Inc.
Schedule of Investments as of September 30, 2025 (Unaudited)

Shares or Principal Amount	Description	Fair Value

Common Stocks –	7.04% of net assets

Banking and Finance – 4.53%
170,000	Evermore Bank*[1]	2,040,000
Communications – 0.08%
327,559	Fuego Enterprises, Inc.*[1]	327
207,033	Grupo Radio Centro S.A.B. de C.V.*[1]	36,169
Construction and Related – 0.00%
20	Ceramica Carabobo Class A ADR*[1]	-
Investment Companies – 0.05%
70,000	Waterloo Investment Holdings Ltd.*[1]	24,500
Utilities – 1.33%
44,320	Caribbean Utilies Ltd. Class A	599,650
700	Cuban Electric Company*[1]	-
Other – 1.05%
55,421	Margo Caribe, Inc.*	471,079
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	-

Total common stocks	(cost $3,037,511)	3,171,725

Closed-End Funds – 0.43% of net assets
33,684	Carlyle Credit Income Fund	196,041

Total closed-end funds	(cost $186,579)	196,041

Bonds – 0.00% of net assets	Republic of Cuba - 4.5%, 1977 - in default*[1]
165,000		-

Total bonds	(cost $63,038)	-

Money Market Funds – 92.54%	of net assets
41,711,327	Federated Hermes Government Obligations Fund,
	Institutional Class, 4.01%[2]	41,711,327

Total money market funds	(cost $41,711,327)	41,711,327

Total investments	(cost $44,998,455) – 100.01% of net assets	$ 45,079,093

Liabilities in excess of other assets	(0.01)% of net assets	(5,823)

Net assets -	100%	$ 45,073,270

[1] Securities have been fair valued in good faith, by the Advisor as "valuation designee", using fair value methodology approved by the Board of Directors. Fair valued securities comprised 4.66% of net assets.
[2] Rate disclosed is the seven day effective yield as of September 30, 2025.
* Non-income producing